Exhibit 10.2

EXECUTION
AMENDMENT NO. 12
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 12 to Amended and Restated Master Repurchase Agreement (the “Amendment”), dated as of April 14, 2021, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and QUICKEN LOANS, LLC (the “Seller”).
RECITALS
The Buyer and Seller are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of April 10, 2015 (as amended by Amendment No. 1, dated as of June 24, 2015, Amendment No. 2, dated as of January 29, 2016, Amendment No. 3, dated as of October 6, 2016, Amendment No. 4, dated as of April 14, 2017, Amendment No. 5, dated as of December 6, 2018, Amendment No. 6, dated as of April 25, 2019, Amendment No. 7, dated as of June 26, 2019, Amendment No. 8, dated as of September 16, 2019, Amendment NO. 9, dated as of December 5, 2019 Amendment No. 10, dated as of April 20, 2020 and Amendment No. 11, dated as of December 3, 2020, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of April 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or Pricing Letter, as applicable.
The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.
Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
Section 1.Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:
1.1adding the following definition in its proper alphabetical order:
“Jumbo Low FICO/High LTV Mortgage Loans” shall mean a Jumbo Mortgage Loan for which (a) the related Mortgaged Property has a LTV in excess of 80% but not greater than 90%; and/or (b) has a FICO score of at least 680 but not greater than 700.
1.2 deleting the definition of “Jumbo High LTV Mortgage Loan” and any and all references thereto.
Section 2.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

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(a)Buyer shall have received this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller;
(b)Amendment No. 28 to the Pricing Letter, executed and delivered by duly authorized officers of the Buyer and Seller; and
(c)such other documents as the Buyer or counsel to the Buyer may reasonably request.
Section 3.Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.
Section 4.Representations and Warranties. Seller hereby represents and warrants to the Buyer that, giving effect to this Amendment, it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
Section 5.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
Section 6.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
Section 7.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service

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providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature. The original documents shall be promptly delivered, if requested.
Section 8.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 9.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.
[SIGNATURE PAGE FOLLOWS]

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    IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.
UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer
By:    /s/ Gary Timmerman
Name: Gary Timmerman
Title: Managing Director
By:     /s/ Chi Ma
Name: Chi Ma
Title: Director
QUICKEN LOANS, LLC, as Seller

DocuSigned by:
/s/ Robert P. Wilson
CC8E1688430845
Name: Robert Wilson
Title: Treasurer

Signature Page to Amendment No. 12 to Master Repurchase Agreement